                                                                    EXHIBIT 10.2


================================================================================



                           AMENDED AND RESTATED LEASE




                            Dated as of May 31, 2001


                                     between



                                   PALM, INC.,
                                 as the Lessee,

                                       and

                     SOCIETE GENERALE FINANCIAL CORPORATION,
                                 as the Lessor.



================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                         Page
ARTICLE I DEFINITIONS; INTERPRETATION.................................      1

     1.1      Definitions; Interpretation.............................      1

ARTICLE II LEASE......................................................      2

     2.1      Acceptance and Lease of Property........................      2

     2.2      Lease Term..............................................      2

     2.3      Title...................................................      2

ARTICLE III PAYMENT OF RENT...........................................      2

     3.1      Rent....................................................      2

     3.2      Payment of Rent.........................................      2

     3.3      Supplemental Rent.......................................      2

     3.4      Method of Payment.......................................      3

ARTICLE IV QUIET ENJOYMENT; RIGHT TO INSPECT..........................      3

     4.1      Quiet Enjoyment.........................................      3

     4.2      Right to Inspect........................................      3

ARTICLE V NET LEASE, ETC..............................................      4

     5.1      Net Lease...............................................      4

     5.2      No Termination or Abatement.............................      4

ARTICLE VI SUBLEASES AND ASSIGNMENTS..................................      5

     6.1      Subletting..............................................      5

     6.2      Assignment..............................................      5

ARTICLE VII LESSEE ACKNOWLEDGMENTS....................................      5

     7.1      Condition of the Property...............................      5

     7.2      Risk of Loss............................................      6

ARTICLE VIII POSSESSION AND USE OF THE PROPERTY, ETC..............................................      6

     8.1      Utility Charges.....................................................................      6

     8.2      Possession and Use of the Property..................................................      6

     8.3      Compliance with Requirements of Laws and Insurance Requirements.....................      6

ARTICLE IX MAINTENANCE AND REPAIR; RETURN.........................................................      7

     9.1      Maintenance and Repair; Return......................................................      7

ARTICLE X MODIFICATIONS, ETC......................................................................      7

     10.1     Modifications, Substitutions and Replacements.......................................      7

ARTICLE XI WARRANT OF TITLE; EASEMENTS; deed of trust.............................................      8

     11.1     Warrant of Title....................................................................      8

     11.2     Grants and Releases of Easements; Lessor's Waivers..................................      8

     11.3     Deed of Trust.......................................................................      9

ARTICLE XII PERMITTED CONTESTS....................................................................     10

     12.1     Permitted Contests in Respect of Applicable Law Other Than Impositions..............     10

ARTICLE XIII INSURANCE............................................................................     10

     13.1     Insurance by the Lessee During the Lease Term.......................................     10

     13.2     Evidence of Insurance...............................................................     13

     13.3     Self-Insurance......................................................................     14

ARTICLE XIV CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS......................................     14

     14.1     Casualty and Condemnation...........................................................     14

     14.2     Environmental Matters...............................................................     15

     14.3     Notice of Environmental Matters.....................................................     15

ARTICLE XV TERMINATION OF LEASE...................................................................     15

     15.1     Termination upon Certain Events.....................................................     15

     15.2     Termination by Lessee...............................................................     15

     15.3     Expiration of Lease Term; Lease Default.................................     15

     15.4     Termination Procedures..................................................     16

ARTICLE XVI EVENTS OF DEFAULT.........................................................     16

     16.1     Lease Events of Default.................................................     16

     16.2     Remedies................................................................     18

     16.3     Waiver of Certain Rights................................................     19

ARTICLE XVII LESSOR'S RIGHT TO CURE...................................................     19

     17.1     The Lessor's Right to Cure the Lessee's Lease Defaults..................     19

ARTICLE XVIII PURCHASE PROVISIONS.....................................................     20

     18.1     Purchase Option.........................................................     20

ARTICLE XIX iNTENTIONALLY OMITTED.....................................................     20

ARTICLE XX intentionally omitted......................................................     20

ARTICLE XXI...........................................................................     20

ARTICLE XXII ESTOPPEL CERTIFICATES....................................................     20

     22.1     Estoppel Certificates...................................................     20

ARTICLE XXIII ACCEPTANCE OF SURRENDER.................................................     21

     23.1     Acceptance of Surrender.................................................     21

ARTICLE XXIV NO MERGER OF TITLE.......................................................     21

     24.1     No Merger of Title......................................................     21

ARTICLE XXV INTENT OF THE PARTIES.....................................................     21

     25.1     Nature of Transaction...................................................     21

ARTICLE XXVI MISCELLANEOUS............................................................     22

     26.1     Survival; Severability; Etc.............................................     22

     26.2     Amendments and Modifications............................................     22

     26.3     No Waiver...............................................................     22

     26.4     Notices.................................................................     22

     26.5     Successors and Assigns..................................................     23

     26.6     Headings and Table of Contents..........................................     23

     26.7     Counterparts............................................................     23

     26.8     GOVERNING LAW...........................................................     24

     26.9     Liability Limited.......................................................     24

ARTICLE XXVII.........................................................................     24

     27.1     General Indemnification.................................................     24

     27.2     Environmental Indemnity.................................................     25

     27.3     Tax Indemnity...........................................................     26

     27.4     Indemnity Payments in Addition to Lease Obligations.....................     31

     27.5     Proceedings in Respect of Claims........................................     31

     27.6     Survival................................................................     31

                           AMENDED AND RESTATED LEASE

          THIS AMENDED AND RESTATED LEASE (this "Lease"), dated as of May 31,
                                                 -----
2001, between SOCIETE GENERALE FINANCIAL CORPORATION, a Delaware corporation, as Lessor (in such capacity, the "Lessor"), and PALM, INC., a Delaware corporation,
                               ------
as Lessee (in such capacity, the "Lessee").
                                  ------

                              W I T N E S S E T H:

          WHEREAS, Lessor is the owner of the land more particularly described on Exhibit A attached hereto (the "Land"; the Land, together with any
   ---------                       ----
improvements located thereon, the "Property"); and
                                   --------

          WHEREAS, Lessor has previously leased the Property to Lessee pursuant to the terms of that certain Master Lease dated as of November 16, 2000 (the "Master Lease"); and
-------------

          WHEREAS, by letter to Lessor dated as of the date hereof, Lessee has exercised the purchase option contained in Section 18.1 of the Master Lease and has paid the Purchase Price (as defined in such Section 18.1); and

          WHEREAS, notwithstanding Lessee's payment of the Purchase Price in accordance with Section 18.1 of the Master Lease, Lessee has asked Lessor to continue to hold title to the Property and continue to lease the Property to Lessee pursuant to the terms of the Master Lease, as amended and restated hereby; and

          WHEREAS, Lessor has agreed to continue to hold title to the Property and lease the Property to Lessee in accordance the terms of the Master Lease, as amended and restated hereby;

          NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Master Lease in its entirety as follows:

                                   ARTICLE I

                          DEFINITIONS; INTERPRETATION

          1.1  Definitions; Interpretation.  Capitalized terms used but not
               ---------------------------
otherwise defined in this Lease have the respective meanings specified in Appendix A to this Lease (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A"); and the rules
                                                   ----------
of interpretation set forth in Appendix A shall apply to this Lease.

                                  ARTICLE II

                                     LEASE

          2.1  Lease of Property.  The Lessor hereby leases the Property to the
               -----------------
Lessee for the Lease Term (as defined below), and the Lessee hereby leases the Property from the Lessor for the Lease Term.

          2.2  Lease Term.  The term of the Lease (the "Lease Term") shall
               ----------                               ----------
commence on the date hereof and end on May 31, 2002 (the "Expiration Date").
                                                           ---------------

          2.3  Title.  The Property is leased to the Lessee without any
               -----
representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, all Liens) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Property.

                                  ARTICLE III

                                PAYMENT OF RENT

          3.1  Rent.  During the Lease Term for the Property, the Lessee shall
               ----
pay rent in an amount equal to $50,000 per year or any portion thereof ("Basic
                                                                         -----
Rent"), payable in advance on the first day of the Lease Term. Lessor shall have
----
no obligation to refund any portion of Basic Rent even if this Lease terminates prior to the Expiration Date.

          3.2  Payment of Rent.  Rent shall be paid absolutely net to Lessor, so
               ---------------
that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

          3.3  Supplemental Rent.  The Lessee shall pay to the Lessor or any
               -----------------
other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor and such other Persons entitled to the receipt of such payment shall have all rights, powers and remedies provided for herein or by law or equity or otherwise. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement to which Lessee is a party or which is authorized in writing by the Lessee with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

          3.4  Method of Payment.  Each payment of Rent payable by the Lessee to
               -----------------
the Lessor under this Lease shall be made by the Lessee to the Lessor or any other Person or Persons entitled thereto prior to 2:00 P.M., New York City time, to the Lessor in immediately available funds consisting of Dollars on the date when such payment shall be due.

                                  ARTICLE IV

                       QUIET ENJOYMENT; RIGHT TO INSPECT

          4.1  Quiet Enjoyment.  Subject to Section 4.2, and subject to the
               ---------------
rights of the Lessor contained in Article XV and Article XVI, the Lessee shall
                                  ----------     -----------
peaceably and quietly have, hold and enjoy the Property for the Lease Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's rights otherwise to initiate legal action to enforce the obligations of the Lessee under this Lease.

          4.2  Right to Inspect.  During the Lease Term, the Lessee shall upon
               ----------------
reasonable notice from the Lessor (except if there exists a Lease Default or an emergency in which event notice will not be required), permit the Lessor and its respective authorized representatives to have access to and to inspect the Property.

                                   ARTICLE V

                                NET LEASE, ETC.

          5.1  Net Lease.  This Lease shall constitute a net lease. Any present
               ---------
or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law, including any inability to occupy or use, as the case may be, the Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Property or any part thereof including eviction; (iv) any defect in title to or rights to the Property or any Lien on such title or rights or on the

Property; (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, or any vendor, manufacturer, contractor of or for the Property; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof;
(x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; or (xii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect any claim, action or right the Lessee may have against the Lessor or any other Person. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other agreement and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

          5.2  No Termination or Abatement.  The Lessee shall remain obligated
               ---------------------------
under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of the Lessor or by any court with respect to the Lessor. The Lessee hereby waives all right to terminate or surrender this Lease (except as provided herein) or to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any amount payable hereunder. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                  ARTICLE VI

                           SUBLEASES AND ASSIGNMENTS

          6.1  Subletting.  The Lessee may not sublease the Property or any
               ----------
portion thereof to any Person, nor extend, modify or renew any sublease.

          6.2  Assignment.  The Lessee may not assign this Lease or any of its
               ----------
rights or obligations hereunder in whole or in part to any Person.

                                  ARTICLE VII

                             LESSEE ACKNOWLEDGMENTS

     7.1  Condition of the Property.  THE LESSEE ACKNOWLEDGES AND AGREES THAT IT
          -------------------------
IS LEASING THE LAND AND THE IMPROVEMENTS CONSTRUCTED THEREON "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF. THE LESSOR HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) AND SHALL NOT BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT (EXCEPT SECTION
                                                                         -------
4.1 HEREOF) WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY
---
PART THEREOF) AND THE LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

          7.2  Risk of Loss.  During the Lease Term, the risk of loss of or
               ------------
decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, earthquake, the elements, flood, gas explosion, sabotage, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and except for loss or damages arising from the gross negligence or willful misconduct of Lessor or its respective agents, employees or contractors, the Lessor shall not in any event be answerable or accountable to Lessee therefor.

                                 ARTICLE VIII

                    POSSESSION AND USE OF THE PROPERTY, ETC.

          8.1  Utility Charges.  The Lessee shall pay or cause to be paid all
               ---------------
charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Lease Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

          8.2  Possession and Use of the Property. The Property shall be used in
               ----------------------------------
a manner consistent with this Lease for any lawful purpose in accordance with Applicable Law now or hereafter in effect. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease. The Lessee shall not commit or permit any waste of the Property or any part thereof. Notwithstanding the foregoing or any other provision of this Lease to the contrary, the Lessee shall not construct, or permit the construction of any improvements on the Property whatsoever, or otherwise perform, or permit the performance of, any excavation, construction, or other work on or at the Property. In addition, Lessee shall not use the Property, nor permit any other Person to use the Property, in any way except as necessary to (i) take such actions necessary to comply with Applicable Law, (ii) market the Property for sale and (iii) to arrange for a subdivision of the Property and any entitlements necessary to facilitate a sale of the Property.

          8.3  Compliance with Requirements of Laws and Insurance Requirements.
               ---------------------------------------------------------------
Subject to the terms of Article XII relating to permitted contests, the Lessee
                        -----------
at its sole cost and expense, shall (a) comply in all material respects with all Requirements of Law (including all Hazardous Materials Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.

                                  ARTICLE IX

                        MAINTENANCE AND REPAIR; RETURN

          9.1  Maintenance and Repair; Return.
               ------------------------------

          (a) The Lessee, at its sole cost and expense, shall maintain the Property (including any fencing on the Property) in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and in no event less than the standards applied by the Lessee in the operation and maintenance of other comparable properties owned or leased by the Lessee or its Affiliates.

          (b) The Lessor shall under no circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or the Property or maintain the Property in any way. The Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of the Property or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

                                   ARTICLE X

                              MODIFICATIONS, ETC.

          10.1 Modifications, Substitutions and Replacements.  During the Lease
               ---------------------------------------------
Term, the Lessee may not make any alterations, renovations, improvements and additions to the Property or any part thereof.

                                  ARTICLE XI

                   WARRANT OF TITLE; EASEMENTS; DEED OF TRUST

          11.1 Warrant of Title.
               ----------------

          (a) The Lessee agrees that except as otherwise provided herein (including without limitation Section 11.3) and subject to the terms of Article
                                                                        -------
XII relating to permitted contests, the Lessee shall not directly or indirectly
---
create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien (other than Permitted Property Liens), defect, attachment, levy, title retention agreement or claim upon the Property or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Lessor..

          (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT NOR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

          11.2 Grants and Releases of Easements; Lessor's Waivers.  Provided
               --------------------------------------------------
that no Lease Default or Lease Event of Default shall have occurred and be continuing, and subject to the provisions of Articles VII, IX and X and Section 8.3, the Lessor hereby consents in each instance to the following actions by the Lessee as the Lessor's agent, and the Lessor hereby appoints the Lessee the Lessor's attorney-in-fact, with full authority in the place and stead of the Lessor to take such action or actions from time to time during the Lease Term, but at the Lessee's sole cost and expense: (i) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of the Property as herein provided; (ii) the release of existing easements or other rights in the nature of easements which are for the benefit of the Property; (iii) if required by applicable Governmental Authority in connection with any construction, the dedication or transfer of unimproved portions of the Property for road, highway or other public purposes; (iv) the imposition of and the execution of amendments to any covenants and restrictions; (v) the filing and processing of site development permit amendments, parcel maps, tentative maps, development agreements and any and all other permit applications, authorizations, entitlement, agreements with any governmental authority or regulatory agency or amendments thereof, or other documents reasonably required or beneficial for construction or Modification of the Improvements, or amendments to Permitted Property Liens or governmental permits or approvals affecting the Property; and
(vi) the execution and filing of tract or parcel maps subdividing the Land into lots or parcels or reconfiguring existing lots or parcels; provided, however,
                                                           --------  -------
that in each case (A) such grant, release, dedication, transfer, imposition or amendment will not cause the Property or any portion thereof to fail to comply with the provisions of this Lease or any Requirements of Law (including, without limitation, any applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (B) any and all governmental consents or approvals required prior to such grant, release, dedication, transfer, imposition, annexation or amendment have been obtained, and any and all filings required prior to such action have been made; (C) the Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interests in this Lease as security for indebtedness, in each such case in accordance with their terms, substantially as though such grant, release, dedication, transfer, imposition or amendment had not been effected and (D) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer, imposition or amendment. Without limiting the effectiveness of the foregoing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, imposition or amendment to any Person permitted under this Section 11.2(a) including landlord waivers with respect to any of the foregoing, provided that the Lessor does not incur any liability or obligations thereunder.

          11.3  Deed of Trust.  Provided that no Lease Default or Lease Event of
                -------------
Default shall have occurred and be continuing, at the request of Lessee, Lessor shall promptly execute and deliver a deed of trust with respect to the Property to secure a loan made to Lessee, provided that such deed of trust is non-recourse in all respects to Lessor, Lessor shall have no obligations or liability whatsoever under such deed of trust, and Lessee shall have no claims whatsoever against Lessor with respect to a foreclosure of the Property under such deed of trust or exercise of any other remedy by the trustee or beneficiary under such deed of trust.

          11.4  Additional Encumbrances. Other than as provided in Section 11.3
                -----------------------
and as otherwise requested by Lessee and agreed to by Lessor (if such agreement is required), Lessor shall not take any affirmative action to place any Lien on the Property. This Section 11.4 shall not apply to any Liens placed on the Property as a result of the action or inaction of Lessee or the failure of Lessee to comply with the terms of this Lease (such as the failure of Lessee to pay property taxes on the Property), or Liens not otherwise caused by the affirmative action of Lessee.

          11.5  Sale of the Property.  Lessor shall not sell, transfer or
                --------------------
convey the Property or any portion thereof except to Lessee (or Lessee's designee) to the extent expressly provided in this Agreement.

                                  ARTICLE XII

                              PERMITTED CONTESTS

          12.1  Permitted Contests in Respect of Applicable Law Other Than
                ----------------------------------------------------------
Impositions.  Except to the extent otherwise provided in Section 27.3(b) hereof
-----------
regarding Taxes and other Impositions, if, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to the Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, then, provided no Lease Default or Lease Event of Default has occurred and is continuing, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor, involve (A) any risk of criminal liability being imposed on the Lessor, or (B) any risk of
(1) foreclosure, forfeiture or loss of the Property, or any material part thereof, or (2) the nonpayment of Rent or (C) any substantial risk of (1) the sale of, or the creation of any Lien (other than Permitted Property Lien) on, any part of the Property, (2) civil liability being imposed on the Lessor or the Property, or (3) enjoinment of, or interference with, the use, possession or disposition of the Property in any material respect. Lessor, at Lessee's sole cost and expense and without any liability to or obligation of the Lessor, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such permitted contest.

           The Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of the Lessor; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as the Lessee pays all related expenses and indemnifies the Lessor with respect to such proceedings.

                                 ARTICLE XIII

                                   INSURANCE

          13.1  Insurance by the Lessee During the Lease Term.
                ---------------------------------------------

          (a) During the Lease Term, the Lessee shall procure and carry, or cause others to procure and carry, at the Lessee's sole cost and expense, insurance policies with insurance companies authorized to do business in the State of California (if required by law or regulation) with (i) a Best Insurance Reports rating of "A-" or better and a financial size category of "VIII" or higher, (ii) or a Standard & Poors financial strength rating of "BBB+" or higher, or (iii) other companies acceptable to the Lessor.

               (i)   Workers' Compensation Insurance.  Workers' compensation
                     -------------------------------
          insurance as required by applicable California laws.

               (ii)  Employer's Liability Insurance.  Employer's liability
                     ------------------------------
          insurance for the Lessee's liability arising out of injury to or death of employees of the Lessee in the amount of $1,000,000 per accident.

               (iii) General Liability Insurance.  Liability insurance on an
                     ---------------------------
          occurrence basis against claims filed in the United States of America and occurring in anywhere in the world for the Lessee's liability arising out of claims for personal injury (including bodily injury and death) and property damage. Such insurance shall provide coverage for all operations of the Lessee with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage; provided that policy aggregates, if any, shall apply separately to claims occurring with respect to the Property.

               (iv)  Automobile Liability Insurance.  Automobile liability
                     ------------------------------
          insurance for the Lessee's liability arising out of claims for bodily injury and property damage covering all owned (if any), leased, non-owned and hired vehicles of the Lessee, including loading and unloading, with a $1,000,000 minimum limit per accident for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.

               (v)   Excess Liability Insurance.  Excess liability insurance on
                     --------------------------
          an occurrence basis covering claims (on at least a following form basis) in excess of the underlying insurance described in the foregoing subsections (ii), (iii) and (iv), with a $25,000,000 minimum limit per occurrence, provided that aggregate limits of liability, if any, shall apply separately to claims occurring with respect to the Property.

               The amounts of insurance required in the foregoing subsections
          (ii), (iii), (iv) and this subsection (v) may be satisfied by the Lessee purchasing coverage in the amounts specified or by any combination of primary and excess insurance, so long as the total amount of insurance meets the requirements specified above.

               (vi)  Operational Property Damage Insurance.  To the extent
                     -------------------------------------
          applicable, property damage insurance on an "all risk" basis insuring the Lessee and the Lessor, as their interests may appear, including coverage against damage or loss caused by earth movement (including but not limited to earthquake, landslide, subsidence and volcanic eruption), flood, and boiler and machinery accidents, and in form and substance reasonably satisfactory to the Lessor and its Insurance Consultant.

                (1)  Property Insured.  The property damage insurance shall
                     ----------------
          provide coverage for (i) the buildings, structures, boilers, machinery, equipment, facilities, fixtures, supplies and other properties constituting a part of the Improvements, (ii) the cost of recreating plans, drawings or any other documents or computer system records, (iii) electronic equipment, and (iv) foundations and other property below the surface of the ground.

                (2)  Additional Coverages.  The property damage insurance shall
                     --------------------
          insure (i) attorney's fees, engineering and other consulting costs, and permit fees directly incurred in order to repair or replace damaged insured property, (ii) the cost of preventive measures to reduce or prevent a loss (sue and labor), (iii) increased cost of construction and loss to undamaged property as the result of enforcement of building laws or ordinances, (iv) debris removal, and
          (v) expediting expenses.

                (3)  Special Clauses.  The property damage policy shall include
                     ---------------
          (i) a 72 hour clause for flood, windstorm and earthquakes, (ii) an unintentional errors and omissions clause, (iii) a requirement that the insurer pay losses within forty (40) days after receipt of an acceptable proof of loss or partial proof of loss, and (iv) an other insurance clause making this insurance primary over any other insurance.

                (4)  Sum Insured.  Losses shall be valued at their repair or
                     -----------
          replacement cost, without deductible for physical depreciation or obsolesce, including custom duties, taxes and fees. The property damage policy shall insure the Property in an amount not less than the "Full Insurable Value." For purposes of this subsection, "Full
                                                                    ----
          Insurable Value" shall mean the full replacement value of the
          ---------------
          Improvements, including any equipment and supplies, without deduction for physical depreciation and/or obsolescence. The earth movement (which may be self insured pursuant to Section 13.4) and flood shall be insured with a sub-limit of no less than $50,000,000.00; provided,
                                                                      --------
          however, that such sub-limit for earth movement shall be adjusted by
          -------
          the Lessee, if the Lessor determines that any of the parameters or inputs listed on the earth movement study prepared by Risk Management Solutions, Inc., and attached hereto as Exhibit B shall change or be
                                                  ---------
          amended after the date hereof.

          (vii) Endorsements.  All policies of liability insurance (except for
                ------------
     workers' compensation and employers' liability insurance) required to be maintained by the Lessee shall be endorsed as follows:

                 (1)  To name the Lessor as additional;

                 (2) To provide a severability of interests and cross liability clause; and

                 (3) That the insurance shall be primary and not excess to or contributing with any insurance or self-insurance maintained by the Lessor.

          (viii) Waiver of Subrogation.  The Lessee hereby waives any and
                 ---------------------
     every claim for recovery from the Lessor for any and all loss or damage covered by any of the insurance policies to be maintained under this Lease to the extent that such loss or damage is recovered under any such policy.

     (b)  Conditions.

          (i)    Loss Notification. The Lessee shall promptly notify the Lessor
                 -----------------
     of any single loss or event likely to give rise to a claim against an insurer for an amount in excess of $50,000 covered by any insurance policies providing operational property damage.

          (ii)   Policy Cancellation and Change.  All policies of insurance
                 ------------------------------
     required to be maintained pursuant to this Article XIII shall be endorsed
                                                ------------
     so that if at any time they are canceled, or their coverage is reduced (by any party including the insured) so as to affect the interests of the Lessor, such cancellation or reduction shall not be effective as to the Lessor for sixty (60) days, except for non-payment of premium which shall be for ten (10) days, after receipt by the Lessor of written notice from such insurer of such cancellation or reduction.

          (iii)  Separation of Interests.  All policies (other than in respect
                 -----------------------
     to liability or workers compensation insurance) shall insure the interests of the Lessor regardless of any breach or violation by the Lessee or any other Party of warranties, declarations or conditions contained in such policies, any action or inaction of the Lessees or others, or any foreclosure relating to the Property or any change in ownership of all or any portion of the Property.

     13.2 Evidence of Insurance.  The Lessee shall furnish the Lessor with (a)
          ---------------------
certificates of insurance or binders, in a form acceptable to the Lessor, evidencing all of the insurance required by the provisions of this Article XIII
                                                                   ------------
and (b) a schedule of the insurance policies held by or for the benefit of the Lessee and required to be in force by the provisions of this Article XIII. Such
                                                             ------------
certificates of insurance/binders shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions enumerated for such insurance required by this Article XIII. Upon
                                                          ------------
request, the Lessee
will promptly furnish the Lessor with copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the insurance required to be maintained by the Lessee.

          13.3  Self-Insurance.  During the Lease Term, the Lessee shall have
                --------------
the right to self-insure with respect to earthquake insurance required under this Lease so long as (i) the Lessee is a publicly traded domestic corporation whose stock is traded on a nationally recognized exchange; (ii) the Lessee has not assigned this Lease; (iii) the Lessee maintains a Consolidated Tangible Net Worth of at least $400 million according to its most recent audited financial statements and (iv) the Lessee governs and manages its self-insurance program in a manner consistent with programs managed by prudent businesses in similar seismic zones whose stock is publicly traded on a nationally recognized exchange. Upon request, the Lessee shall supply the Lessor from time to time with evidence reasonably satisfactory to the Lessor of the Lessee's net worth and the satisfaction of the condition set forth in the above clauses (i)-(iv). If the Lessee elects to self-insure, the Lessee shall be responsible for losses or liabilities which would have been assumed by the insurance companies issuing the insurance required of the Lessee under the Lease. The Lessee will notify the Lessor in advance of any period for which it intends to self-insure and shall provide the Lessor with satisfactory evidence of its compliance with these requirements in order to give the Lessor an opportunity to confirm the satisfaction of the conditions set forth in the above clauses (i)-(iv).

                                  ARTICLE XIV

                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

          14.1  Casualty and Condemnation.
                -------------------------

          (a)   Subject to the provisions of this Article XIV, if all or a
                                                  -----------
portion of the Property is damaged or destroyed in whole or in part by a Casualty or if use, access, occupancy, easement rights or title to the Property or any part thereof, is the subject of a Condemnation, then any insurance proceeds or condemnation award shall be payable to Lessee.

          (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

          (c) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Article III and any other amounts hereunder
                                    -----------
or to perform its obligations hereunder.

          14.2  Environmental Matters.  If the Lessee gains knowledge of the
                ---------------------
existence of an Environmental Violation with respect to the Property, the Lessee shall promptly notify the Lessor in writing of such Environmental Violation.

          14.3  Notice of Environmental Matters.  Promptly, but in any event
                -------------------------------
within fifteen (15) Business Days from the date the Lessee has knowledge thereof pursuant to written notice from any Governmental Authority, the Lessee shall provide the Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Hazardous Materials Laws or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within thirty (30) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with the Property. The Lessee shall also promptly provide such detailed reports of any such material environmental claims.

                                  ARTICLE XV

                              TERMINATION OF LEASE

          15.1  Termination upon Certain Events.  If any of the following occurs
                -------------------------------
during the Lease Term with respect to the Property:

                (i)  a Significant Condemnation occurs; or

                (ii) an Environmental Violation occurs or is discovered;

then Lessor shall have the right to immediately terminate this Lease and transfer the Property to Lessee in accordance with Section 15.4.

          15.2  Termination by Lessee.  At any time during the Lease Term,
                ---------------------
Lessee shall have the right to terminate this Lease for all or any separately legally subdivided portion of Property by written notice to Lessor received by Lessor at least 10 Business Days prior to the date of such termination, in which event, Lessor shall convey the Property (or such separately legally subdivided portion, if applicable) to Lessee (or Lessee's designee) in accordance with the terms of Section 15.4.

          15.3  Expiration of Lease Term; Lease Default.  This Lease shall
                ---------------------------------------
automatically terminate upon the Expiration Date. Lessor shall have the right to immediately terminate this Lease at any time after the occurrence and during the continuance of a Lease Event of Default; provided that this Lease will automatically terminate upon the occurrence of a Lease Event of Default specified in Sections 16.1(g) and/or 16.1(h). Upon a termination in accordance with this Section 15.3, Lessor shall convey the Property to Lessee in accordance with the terms of Section 15.4.

          15.4  Termination Procedures.  Upon a termination of this Lease in
                 ----------------------
accordance with Section 15.1, 15.2 or 15.3, this Lease shall terminate, neither party shall have further rights or obligations hereunder except for such rights and obligations which expressly survive the termination of this Lease, and fee title to the Property shall be conveyed to the Lessee (or to Lessee's designee) "AS IS" and in its then present physical condition. Lessor shall execute and deliver to Lessee (or to Lessee's designee if Lessee has provided Lessor with notice of such designee at least 5 days prior to such termination), a grant deed in the form of Exhibit C (the "Deed"), without representation or warranty other
               ---------       ----
than as provided under Applicable Law, of the Property in recordable form, together with a FIRPTA Affidavit and such assignments reasonably requested by Lessee, without any representations or warranties of Lessor, to assign all of the Lessor's right, title and interest in and to any Net Proceeds with respect to the Property not previously received by the Lessor and to assign any of Lessor's rights under warranties and other contracts relating to the Property. Lessee shall (or shall cause its designee, if applicable), to accept the Deed and any such assignment. Lessor shall have the right, but no obligation, at Lessee's expense, to record the Deed in the appropriate land records without any further action of or consent by Lessee or its designee. Lessee shall pay (or reimburse Lessor to the extent paid by Lessor) all costs and expenses (including without limitation Lessor's attorneys' fees and disbursements, recordation fees and any applicable transfer taxes) in connection with the termination of this Lease and the transfer of the Property to Lessee or its designee in accordance with this Section 15.4.

                                  ARTICLE XVI

                               EVENTS OF DEFAULT

          16.1  Lease Events of Default.  The occurrence of any one or more of
                -----------------------
the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of
                                                                --------------
Default":
-------

          (a) the Lessee shall fail to make payment of (i) any Basic Rent when due and payable, or (ii) any Supplemental Rent due and payable or any amounts due under Article XXVII hereof within five (5) days after receipt of written
          -------------
notice thereof; or

          (b) the Lessee shall fail to observe or perform any term, covenant or condition under this Lease and such failure shall have continued unremedied for thirty (30) days after written notice; provided, that such cure period shall be extended from thirty (30) days to ninety (90) days if such term, covenant or condition is, without material prejudice to the Lessor, curable or remediable and the Lessee is at all times during such extended period diligently taking action reasonably satisfactory to the Lessor to so cure or remedy default; provided, further, that, for purposes of clarification, the failure by the
--------  -------
Lessee to comply with clauses (a), (c), (d), (e), (f), (g) or (h) of this Section 16.1 shall not be subject to any cure period except as expressly set forth in such clauses (a), (c), (d), (e), (f), (g) or (h);

          (c) any representation or warranty made or deemed made by the Lessee herein shall prove to have been incorrect or false in any material respect on or as of the date made or deemed made, unless the fact or condition which made such representation of warranty incorrect or false is, without material prejudice to the Lessor, curable or remediable and the Lessee is at all times diligently taking action reasonably satisfactory to the Lessor to so cure or remedy such fact or condition in order to make such representation and/or warranty true and correct in all material respects, in which event the Lessee shall have one-hundred and twenty (120) days from the date a Responsible Officer gains knowledge, by receipt of notice or otherwise, that such representation or warranty was incorrect or false to cure or remedy such default;

          (d) any judgments or orders for the payment of money, in any case not covered by insurance, individually or in the aggregate in excess of $10,000,000 shall be rendered against the Lessee and such judgment or order shall continue unsatisfied and unstayed (pursuant to laws, rules or court orders) for a period of thirty (30) days;

          (e) a default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Lessee having a principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity;

          (f)  the Lessee shall fail to maintain the insurance required under
Article XIII hereof, including compliance with the requirements of Section 13.4
------------                                                       ------------
if the Lessee elects to self-insure with respect to earthquake insurance;

          (g) the Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof or other applicable jurisdiction, (iii) make a general assignment for the benefit of its creditors,
(iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for the Lessee or the whole or a substantial part of its property within sixty (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof or other applicable jurisdiction; or

          (h) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof or other applicable jurisdiction shall be filed against the Lessee and not dismissed within sixty
(60) days from the date of its filing (provided, that the Lessee hereby
                                       --------
expressly authorizes the Lessor to appear in any court conducting any such proceeding during such sixty (60) day period to preserve, protect and defend their respective rights under this Lease), or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Lessee, a receiver of the Lessee, or the whole or a substantial part of any of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof.

          16.2  Remedies.  (a)  If a Lease Event of Default shall have occurred
                --------
and be continuing, the Lessor shall have the right to recover, by demand to the Lessee and at the Lessor's election, and the Lessee shall pay to the Lessor, as and for a final payment, but exclusive of the indemnities payable under this Lease, and in lieu of all damages beyond the date of such demand, the sum of all amounts owing in respect of Basic Rent and Supplemental Rent theretofore accruing under this Lease; provided, however, that if a Lease Event of Default
                           --------  -------
has occurred pursuant to Section 16.1(g) or (h), such final payment shall be immediately due and payable without demand or notice. Upon payment of the amount specified pursuant to the first sentence of this Section 16.2, the Lessee shall be entitled to receive from the Lessor, at the Lessee's request and cost, an assignment of Lessor's right, title and interest in the Property pursuant to the provisions of Section 15.4.

          (b) The Lessor may, by facsimile notice to the Lessee, rescind or terminate this Lease as of the date specified in such notice in accordance with
Article XV.
----------

          (c) Subject to Lessee's right at any time to terminate the Lease in accordance with Section 15.2, the Lessor may, at its option, elect not to terminate this Lease with respect to the Property and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due to the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of the Property by the Lessee or re-entry of same by the Lessor, the Lessor may enforce, by suit or otherwise, all other covenants and conditions hereof to be performed or complied with by the Lessee hereunder and to exercise all other remedies permitted by Applicable Law.

          (d) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

          (e) No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this Lease to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument, be deemed a "mortgagee in possession", and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

          16.3  Waiver of Certain Rights. Subject to the foregoing, if this
                ------------------------
Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession except as expressly provided herein; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVI and Article
                                                         -----------     -------
XV.
---

                                 ARTICLE XVII

                            LESSOR'S RIGHT TO CURE

          17.1  The Lessor's Right to Cure the Lessee's Lease Defaults. The
                ------------------------------------------------------
Lessor, with notice to the Lessee but without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by
                      ------------
law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor as Supplemental Rent.

                                 ARTICLE XVIII

                              PURCHASE PROVISIONS

          18.1  Purchase Option. Lessee has, by letter to Lessor dated as of the
                ---------------
date hereof, exercised the purchase option contained in Section 18.1 of the Master Lease, and has paid the Purchase Price (as defined in the Master Lease) to Lessor. At Lessee's request, Lessor has continued to hold title to the Property and continued to lease the Property to Lessor in accordance with the terms of this Lease. Lessee has the right to terminate this Lease in accordance with Section 15.2 hereof and in such case cause Lessor to convey fee title to Lessee or Lessor's designee in accordance with Section 15.4.


                                  ARTICLE XIX

                             INTENTIONALLY OMITTED


                                  ARTICLE XX

                             INTENTIONALLY OMITTED


                                  ARTICLE XXI

                             INTENTIONALLY OMITTED


                                 ARTICLE XXII

                             ESTOPPEL CERTIFICATES

          22.1  Estoppel Certificates. At any time and from time to time upon
                ---------------------
not less than fifteen (15) Business Days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have
             ----------------
received such request, the "Certifying Party") shall furnish to the Requesting
                            ----------------
Party a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXII may be relied upon
                                                ------------
by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                 ARTICLE XXIII

                            ACCEPTANCE OF SURRENDER

          23.1  Acceptance of Surrender. No surrender to the Lessor of this
                -----------------------
Lease or of all or any of the Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor, and no act by the Lessor or any representative or agent of the Lessor, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                 ARTICLE XXIV

                              NO MERGER OF TITLE

          24.1  No Merger of Title. There shall be no merger of this Lease or of
                ------------------
the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee or ground leasehold estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

                                  ARTICLE XXV

                             INTENT OF THE PARTIES

          25.1  Nature of Transaction. It is the intent of the parties that the
                ---------------------
Lease and other transactions contemplated will result in the Lessee being recognized as the owner of the Property for Federal and state income tax and bankruptcy purposes. Each of the parties hereto agrees that it will not, nor will it permit any Affiliate to at any time, take any action or fail to take any action with respect to the preparation or filing of any income tax return, including an amended income tax return, to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 25.1.


                                 ARTICLE XXVI

                                 MISCELLANEOUS

          26.1  Survival; Severability; Etc. Anything contained in this Lease to
                ---------------------------
the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease, including any right or option described in Article XIV or XV would, in the absence of the limitation
                    -----------    --
imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former

President of the United States and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease. The provisions of Article XXVII shall
                                                             -------------
survive the termination of this Lease.

          26.2  Amendments and Modifications. Neither this Lease nor any
                ----------------------------
provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

          26.3  No Waiver. No failure by the Lessor or the Lessee to insist upon
                ---------
the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

          26.4  Notices. All notices, demands, requests, consents, approvals and
                -------
other communications hereunder shall be in writing by facsimile transmission, with receipt confirmed, or by delivery by a nationally recognized courier service, with receipt confirmed, and shall be directed to the address of such Person as indicated below. From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

If to Lessor:       SOCIETE GENERALE FINANCIAL CORPORATION
                    1221 Avenue of the Americas
                    New York, NY 10020
                    Attention: Paul Sottnik
                    Facsimile No.: (212) 278-7320
                    Telephone No.: (212) 278-6446

If to Lessee:       PALM, INC.
                    5470 Great America Parkway
                    Santa Clara, CA 95052
                    Attention: Karen McCoy or John Igoe
                    Facsimile No.: (408) 326-3309
                    Telephone No.: (408) 326-8212

                    with a copy to:

                    PALM, INC.
                    5470 Great America Parkway
                    Santa Clara, CA 95052
                    Attention: General Counsel

          26.5  Successors and Assigns. All the terms and provisions of this
                ----------------------
Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party shall have the right to assign its rights or delegate its obligations under this Lease except to the extent expressly permitted hereunder.

          26.6  Headings and Table of Contents. The headings and table of
                ------------------------------
contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          26.7  Counterparts. This Lease may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

          26.8  GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED
                -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES,

          26.9  Liability Limited. The parties hereto agree that except as
                -----------------
specifically set forth in this Lease, the Lessor shall have no personal liability whatsoever to the Lessee or its successors and assigns for any claim based on or in respect of this Lease or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor's interest in the Property; provided, however, that Lessor shall be liable in its individual capacity for its own willful misconduct or gross negligence.

                                 ARTICLE XXVII

                               INDEMNIFICATIONS

          27.1  General Indemnification. The Lessee agrees to assume liability
                -----------------------
for, and to indemnify, protect, defend, save and keep harmless Lessor and its Affiliates, successors, assigns, directors, shareholders, partners, officers, employees and agents (collectively, the "Indemnitees"), on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), as to Property in any way relating to or arising out of:

          (a)   the Property or any part thereof or interest therein;

          (b) the purchase, design, construction, preparation, installation, inspection, delivery, nondelivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to this Lease), return or other disposition of all or any part or any interest in the Land and/or Improvements or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of law or in tort (on the basis of strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to any of the Property, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by the Lessee pursuant to the Lease which are in effect at any time with respect to any of the Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, (6) Claims arising from any public improvements with respect to the Property resulting in any change or special assessments being levied against any Property or any plans to widen, modify or realign any street or highway adjacent to any of the Properties, or any Claim for utility "tap-in" fees, (7) Claims with respect to any deed of trust placed on the Property in accordance with Section 11.3, and (8) any other Claims whatsoever relating to Lessor's ownership of the Property;

          (c) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in the Lease;

          (d) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Lease or the Property;

          (e) the existence of any Lien on or with respect to the Property, the Improvements, any Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Modifications constructed by the Lessee; or

          (f) the transactions contemplated by the Lease in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code;

provided, however, that the Lessee shall not be required to indemnify any
--------  -------
Indemnitee under this Section 27.1 for any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee. Each Indemnitee shall, at the expense of the Lessee, supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to defend in any action, suit or proceeding to the extent permitted by Section 27.1. The Lessee and each Indemnitee agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnitee shall not be a condition to the Lessee's obligations under this Section 27.1.

          27.2  Environmental Indemnity. Without limitation of the other
                -----------------------
provisions of this Article XXII, the Lessee hereby agrees to indemnify, hold
                   ------------
harmless and defend each Indemnitee from and against any and all claims (including, without limitation, third party claims for personal injury or real or personal property damage), losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including, but not limited to, reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising in whole or in part, out of

          (a) the presence on or under the Property of any Hazardous Materials, or any Releases or discharges of any Hazardous Materials on, under, from or onto any of the Property,

          (b) any activity, including, without limitation, construction, carried on or undertaken on or off the Property, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Property,

          (c) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Hazardous Materials Laws,

          (d) any claim concerning lack of compliance with Hazardous Materials Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records, or

          (e) any residual contamination on or under any of the Land, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

provided, however, that the Lessee shall not be required to indemnify any
--------  -------
Indemnitee under this Section 27.2 for any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee.

          27.3  Tax Indemnity.
                -------------

          (a)  Indemnification. (i)  The Lessee shall pay and assume liability
               ---------------
for, and does hereby agree to indemnify, protect and defend the Property and all Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

               (ii) All payments to or for the benefit of any Indemnitee under the Lease (including without limitation, Basic Rent and Supplemental
          Rent) shall be made free and clear of and without deduction for any and all present or future Impositions. If the Lessee and any Indemnitee or any other Person ("Applicable Payor") shall be required
                                           ----------------
          by law to deduct any Impositions from or in respect of any amounts payable under the Lease to or for the benefit of the any Indemnitee ("Applicable Payee"), (A) the amounts payable by such Applicable Payor
            ----------------
          (as rent, interest or otherwise) shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 27.3(a)(ii)) the Applicable Payee shall receive an amount equal to the sum it would have received had no such deductions been made, (B) the Applicable Payor shall make such deductions and (C) the Applicable Payor shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with all Applicable Laws. The Lessee will indemnify each Indemnitee on demand for the full amount of any sums paid or owed by such Indemnitee pursuant to the second sentence of this Section 27.3(a)(ii) on an After Tax Basis and any liability the Indemnitee may incur or be required to pay.

               (iii) Subject to the terms of Section 27.3(b), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Indemnitee's reasonable request, furnish to such Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

               (iv) In the case of Impositions for which no contest is conducted pursuant to Section 27.3(b) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions (together with any interest thereon) prior to the latest time permitted by the relevant taxing authority for timely payment (other then in the case of withholding taxes, which shall be paid immediately). In the case of Impositions for which the Lessee reimburses a Indemnitee, the Lessee shall do so (together with any interest thereon) within twenty (20) days after receipt by the Lessee of demand by such Indemnitee describing in reasonable detail the nature of the Impositions and the basis for the demand (including the computation of the amount payable and interest thereon), but in no event shall the Lessee be required to pay such reimbursement prior to fifteen (15) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 27.3(b), the Lessee shall pay such Impositions or reimburse such Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (i), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 27.3(b) unless payment shall be required before commencement of such contest, in which case the Lessee shall pay such Impositions or reimburse the Indemnitee for such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment prior to commencement of such contest.

               (v) Impositions imposed for a billing period during which the Lease expires or terminates shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

               (vi) The determination of all Impositions to be paid or indemnified against by the Lessee under this Section 27.3(a) on an After Tax Basis shall be made (in good faith) by Indemnitee. Such determination shall state with reasonable clarity and detail the basis for such determination and shall, absent manifest error, be final and conclusive and binding on the Lessee. In no event shall the Lessee in connection with this Section 27.3(a) or for any other purpose whatsoever under the Lease have any right to examine any Tax return or related books and records of any Indemnitee.

               (vii) As between the Lessee and any Indemnitee, the Lessee shall be responsible for, and the Lessee shall indemnify and hold harmless the Indemnitee (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States withholding taxes imposed in respect of payments under the Lease to the extent, but only to the extent, the Indemnitee has actually paid funds to a taxing authority with respect to such withholding taxes (and, if the Indemnitee receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Indemnitee).

          (b)  Contests.  If any claim shall be made against any Indemnitee or
               --------
if any proceeding shall be commenced against any Indemnitee (including a written notice of such proceeding) for any Imposition as to which the Lessee may have an indemnity obligation pursuant to this Section 27.3, or if any Indemnitee shall determine that any Imposition to which the Lessee may have an indemnity obligation pursuant to this Section 27.3 may be payable, such Indemnitee shall, within thirty (30) days, notify the Lessee in writing (provided that failure to so notify the Lessee within thirty (30) days shall not alter such Indemnitee's rights under this Section 27.3 except to the extent such failure precludes the ability to conduct a contest of any indemnified Taxes) and shall not take any action with respect to such claim, proceeding or Impositions without the written consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for thirty (30) days after the receipt of such notice by the Lessee; provided, however, that in the case of any such claim or proceeding,
            --------  -------
if such Indemnitee
shall be required by law or regulation to take action prior to the end of such 30-day period, such Indemnitee shall in such notice to the Lessee, so inform the Lessee, and such Indemnitee shall not take any action with respect to such claim, proceeding or Impositions without the consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for ten (10) days after the receipt of such notice by the Lessee unless such Indemnitee shall be required by law or regulation to take action prior to the end of such 10-day period.

              The Lessee shall be entitled for a period of sixty (60) days from receipt of such notice from such Indemnitee (or such shorter period as such Indemnitee has notified the Lessee is required by law or regulation for such Indemnitee to commence such contest), to request in writing that such Indemnitee contest the imposition of such Tax, at the Lessee's expense. If (x) such contest can be pursued in the name of the Lessee and independently from any other proceeding involving a Tax liability of such Indemnitee for which the Lessee has not agreed to indemnify such Indemnitee or (y) such Indemnitee so requests, then the Lessee shall be permitted to control the contest of such claim, provided, that by taking control of the contest, the Lessee acknowledges that it is responsible for the Impositions ultimately determined to be due by reason of such claim. In all other claims requested to be contested by the Lessee, such Indemnitee shall control the contest of such claim, acting through counsel reasonably acceptable to the Lessee. In no event shall the Lessee be permitted to contest (or such Indemnitee required to contest) any claim (A) if such Indemnitee provides the Lessee with a legal opinion of counsel reasonably acceptable to the Lessee that such action, suit or proceeding involves a risk of imposition of criminal liability or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Property Lien) on the Property or any part of any thereof unless the Lessee shall have posted and maintained a bond or other security satisfactory to the relevant Indemnitee in its sole discretion in respect to such risk, (B) if a Lease Event of Default has occurred and is continuing, unless the Lessee shall have posted and maintained a bond or other security satisfactory to the relevant Indemnitee in its sole discretion in respect of the Taxes subject to such claim and any and all expenses for which the Lessee is responsible hereunder is reasonably foreseeable in connection with the contest of such claim, (C) unless the Lessee shall have agreed to pay and shall pay, to such Indemnitee on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnitee may incur in connection with contesting such Impositions including all reasonable legal, accounting and investigatory fees and disbursements, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless the Lessee shall provide to such Indemnitee an interest-free advance in an amount equal to the Impositions that the Indemnitee is required to pay (with no additional net after-tax costs to such Indemnitee). In addition, for Indemnitee controlled contests and claims contested in the name of such Indemnitee in a public forum, no contest shall be required: (A) unless the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnitee with respect to any period for which the Lessee may be liable to pay an indemnity under this Section 27.3(b)) exceeds $100,000 and (B) unless, if requested by such Indemnitee, the Lessee shall have provided to such Indemnitee an opinion of counsel selected by the Lessee and reasonably acceptable to such Indemnitee (except, in the case of income taxes indemnified hereunder, in which case such opinion shall be an opinion of independent tax counsel selected by such Indemnitee and reasonably acceptable to the Lessee) that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, and opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal). In no event shall an Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this
Section 27.3(b), unless there shall have been a change in law (or interpretation thereof) and the Indemnitee shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Lessee and reasonably acceptable to the Indemnitee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnitee will prevail in such contest.

              The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Taxes but the decisions regarding what actions to be taken shall be made by the controlling party in its sole judgement. In addition, the controlling party shall keep the noncontrolling party reasonably informed as to the progress of the contest, and shall provide the noncontrolling party with a copy of (or appropriate excerpts from) any reports or claims issued by the relevant auditing agents or taxing authority to the controlling party thereof, in connection with such claim or the contest thereof.

              Each Indemnitee shall, at the Lessee's expense, supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 27.3(b). Notwithstanding anything in this Section 27.3(b) to the contrary, no Indemnitee shall enter into any settlement or other compromise or fail to appeal an adverse ruling with respect to any claim which is entitled to be indemnified under this Section 27.3 (and with respect to which contest is required under this Section 27.3(b)) without the prior written consent of the Lessee, unless such Indemnitee waives its right to be indemnified under this Section 27.3 with respect to such claim. No settlement of any contest may be made by the Lessee without the Indemnitee's written consent, which consent shall not be unreasonably withheld.

               Notwithstanding anything contained herein to the contrary, a Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Indemnitee shall waive its right to indemnification under this Section 27.3 with respect to such claim (and any claim with respect to such year or any other taxable year the contest of which is materially adversely affected as a result of such waiver).

               (c)  Reports.  The Lessee shall be responsible for preparing and
                    -------
filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection (a) and of which the Lessee has knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Indemnitee of such requirement and (except if such Indemnitee notifies the Lessee that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Requirements of Law, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnitee, advise such Indemnitee of such fact and prepare such return, statement or report for filing by such Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection (a), provide such Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data regularly maintained by such Indemnitee (and not otherwise within the control of the Lessee) with respect to the Property, which the Lessee may reasonably require to prepare any required tax returns or reports.

          27.4  Indemnity Payments in Addition to Lease Obligations.  The Lessee
                ---------------------------------------------------
acknowledges and agrees that the Lessee's obligations to make indemnity payments under this Article XXVII are separate from, in addition to, and do not reduce,
           -------------
the Lessee's obligation to pay Rent and any other amounts due under the Lease.

          27.5  Proceedings in Respect of Claims.  Any amount payable to an
                --------------------------------
Indemnitee pursuant to this Article XXVII shall be paid to such Indemnitee
                            -------------
promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

          27.6  Survival.  It is expressly understood and agreed that the
                --------
indemnities provided for in this Article XXVII shall survive the expiration or
                                 -------------
termination of the Lease and shall be separate and independent from any remedy under the Lease.

          IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                              PALM, INC., as Lessee


                              By:  /s/ Judy Bruner
                                   ---------------------------------------------
                                   Name:  Judy Bruner
                                   Title: Senior Vice President and Chief
                                          Financial Officer

                              SOCIETE GENERALE FINANCIAL CORPORATION, as Lessor


                              By:  /s/ Sean Rheuben
                                   ---------------------------------------------
                                   Name:  Sean Rheuben
                                   Title: Assistant Vice President

                    APPENDIX A to Amended and Restated Lease

                         DEFINITIONS AND INTERPRETATION

          A.   Interpretation. In the Lease, unless a clear contrary intention
               --------------
               appears:

               (i) the singular number includes the plural number and vice versa;

               (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Lease, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

               (iii)  reference to any gender includes each other gender;

               (iv) reference to any agreement (including any the Lease), document or instrument means such agreement, document or instrument as amended, supplemented, amended and restated or otherwise modified and in effect from time to time in accordance with the terms thereof;

               (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

               (vi) reference in the Lease to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

               (vii) "hereunder", "hereof'", "hereto" and words of similar import shall be deemed references to the Lease as a whole and not to any particular Article, Section or other provision thereof;

               (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

               (ix) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding";

               (x) with respect to any rights and obligations of the parties under the Lease, all such rights and obligations shall be construed to the extent permitted by Applicable Law; and

               (xi) reference to the obligations being paid and performed at any time shall mean those obligations that are known at such time.

          B.   Computation of Time Periods. For purposes of computation of
               ---------------------------
periods of time under the Lease, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          C.   Accounting Terms and Determinations. Unless otherwise specified
               -----------------------------------
in any Operative Document, all terms of an accounting character used therein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Lessee's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Lessee's and its consolidated Subsidiaries delivered to the Lessor, unless with respect to any such change concurred in by the Lessee's independent public accountants or required by GAAP, in determining compliance with any of the provisions of the Lease, the Lessee shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, in which event such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made.

          D.   Intentionally Omitted.
               ---------------------

          E.   Legal Representation of the Parties. The Lease was negotiated by
               -----------------------------------
the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Lease to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

          F.   Defined Terms. Unless a clear contrary intention appears, terms
               -------------
defined herein have the respective indicated meanings when used in the Lease.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or welfare plan). For purposes of this definition, "control" when used with respect to any Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "After Tax Basis" means, with respect to any payment to be received,
           ---------------
the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient (less any tax savings actually realized by the recipient as a result of such payment) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

          "Applicable Law" means all existing and future applicable laws, rules,
           --------------
regulations (including Hazardous Materials Laws) statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of the Property) or in each case affecting the Lessee, the Property or any material interests in any other kind of property or asset, whether real, personal or mixed, or tangible or intangible, of the Lessee.

          "Basic Rent" is defined in Section 3.1 of the Lease.
           ----------

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and
           ------------
Friday which is not a day on which banks in San Francisco, California, New York, New York are generally authorized or obligated, by law or executive order, to close.

          "Capital Lease" means any lease of property, real or personal, the
           -------------
obligations with respect to which are required to be capitalized on a balance sheet of a lessee in accordance with GAAP.

          "Capital Lease Obligations" means the capitalized lease obligations
           -------------------------
relating to a Capital Lease determined in accordance with GAAP.

          "Casualty" means any damage or destruction of all or any portion of
           --------
the Property as a result of a fire, flood, gas explosion, earthquake or other casualty or catastrophe.

          "CERCLA" means the Comprehensive Environmental Response, Compensation,
           ------
and Liability Act of 1980, 42 U.S.C. (S)(S)_9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, as otherwise amended or modified from time to time, or any successor statute thereto.

          "Certifying Party" is defined in Section 22.1 of the Lease.
           ----------------

          "Claims" means any and all obligations, liabilities, losses, actions,
           ------
suits, damages, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including, without limitation, reasonable legal fees and expenses) of any nature whatsoever.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, or any successor statute thereto.

          "Condemnation" means, with respect to the Property, any condemnation,
           ------------
requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, easement rights or title to the Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Property or alter the pedestrian or vehicular traffic flow to the Property so as to result in change in access to the Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

          "Consolidated Tangible Assets" means, as of any date of determination,
           ----------------------------
Consolidated Total Assets minus the following: (i) all assets which would be classified as intangible assets in accordance with GAAP, including goodwill, organizational expense, research and development expense, patent applications, patents, trademarks, trade names, brands, copyrights, trade secrets, customer lists, licenses, franchises and covenants not to compete; (ii) all unamortized debt discount and expense; (iii) all treasury stock; and to the extent remaining after consolidation (iv) all receivables from Affiliates, directors, officers or employees of the Lessee.

          "Consolidated Tangible Net Worth" means, as of any date of
           -------------------------------
determination, Consolidated Tangible Assets minus Consolidated Total Liabilities plus (minus) the cumulative foreign currency translation adjustment as of such
----  -----
date, as determined in accordance with GAAP.

          "Consolidated Total Assets" means, with respect to the Lessee, as of
           -------------------------
any date of determination, the total assets of the Lessee on a consolidated basis, as determined in accordance with GAAP.

          "Consolidated Total Liabilities" means, with respect to the Lessee, as
           ------------------------------
of any date of determination, the total liabilities of the Lessee on a consolidated basis, as determined in accordance with GAAP

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of
                                                     -------------------
another Person (the "primary obligor"), including any obligation of that Person,
                     ---------------
whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner or any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof; provided, however,
                                                             --------  -------
that the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business

          "Contractual Obligations" means, as to any Person, any provision of
           -----------------------
any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Deed" is defined in Section 15.4 of the Lease.
           ----

          "Dollars" and "$" mean dollars in lawful currency of the United States
           -------       -
of America.

          "Environmental Law" means any and all applicable foreign, Federal,
           -----------------
state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes or decrees of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment or the use, storage, handling, disposal, transport, treatment or generation of Hazardous Materials, as now or may at any time be in effect, including, without limitation, the California Environmental Quality Act and any Requirement of Law related to the protection of the Western Burrowing Owl (athene cunicularia hypngaea) and any rules, regulations and guidance documents promulgated thereunder.

          "Environmental Violation" means, with respect to the Property, any
           -----------------------
activity, occurrence or condition that violates or results in non-compliance with any Environmental Law or Hazardous Materials Law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor statute.

          "Expiration Date" is defined in Section 2.2 of the Lease.
           ---------------

          "Fair Market Sales Value" means with respect to the Property, the sum
           -----------------------
of the Fair Market Sales Value (Land) plus the Fair Market Sales Value (Improvements).

          "Fair Market Sales Value (Improvements)" means, with respect to the
           -------------------------------------
Improvements, the amount, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership (or the economic equivalent thereof) of the Improvements.

          "Fair Market Sales Value (Land)" means, with respect to the Land, the
           ------------------------------
amount, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership (or the economic equivalent thereof) of the Land.

          "FIRPTA Affidavit" means, the certification of Nonforeign Status in
           ----------------
accordance with Internal Revenue Code Section 897 and Section 1445(b)(2) of the Foreign Investment and Real Property Tax Act, as amended.

          "Full Insurable Value" is defined in Section 13.1(a)(vi)(4) of the
           --------------------
Lease.

          "GAAP" means United States generally accepted accounting principles
           ----
(including principles of consolidation) consistently applied.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and having jurisdiction over the Property or the Lease, as applicable.

          "Hazardous Activity" means any activity, process, procedure or
           ------------------
undertaking that (a) directly or indirectly (i) produces, generates or creates any Hazardous Material; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Material into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life) or (iii) involves the containment or storage of any Hazardous Material and (b) is regulated as hazardous waste treatment, storage or disposal within the meaning of any Hazardous Materials Law.

          "Hazardous Materials" means any hazardous, toxic or dangerous
           -------------------
materials, substances, chemicals, wastes or pollutants that from time to time are defined by or pursuant to or are regulated under any Hazardous Materials Laws, including asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons, urea formaldehyde and any material, substance, pollutant or waste that is defined as a hazardous waste under RCRA or defined as a hazardous substance under CERCLA.

          "Hazardous Materials Laws" means all laws, statutes, rules,
           ------------------------
regulations or ordinances of Governmental Authority, now or hereafter in effect, relating to the generation, recycling, use, reuse, sale, storage, handling, transport, treatment or disposal of Hazardous Materials, including CERCLA, RCRA, the Clean Air Act, 42 U.S.C. (S)(S) 7401, et seq. ("CAA"), the Toxic Substances
                                                    ---
Control Act, 15 U.S.C. (S)(S)_2601 et seq. ("TSCA") and any rules, regulations
                                             ----
and guidance documents promulgated or published thereunder, and any statute, law, rule, regulation or ordinance of Governmental Authority now or hereafter in effect that relates to public health, safety or the discharge, emission or disposal of Hazardous Materials in or to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons or urea formaldehyde, to the treatment, storage, disposal or management of Hazardous Materials, to exposure to Hazardous Materials or to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

          "Impositions" means any and all liabilities, losses, expenses and
           -----------
costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any foreign, United States Federal, state or local authority ("Taxes") (including, without
                                                  -----
limitation, (i) real and personal property taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, mortgage taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are, or are in the nature of, franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees or taxes; and (vi) assessments on the Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Lease Term), and in each case all interest, additions to tax and penalties thereon, which at any time may be levied, assessed or imposed upon or with respect to (a) any Indemnitee, the Property or any part thereof or interest therein, or the Lessee or any sublessee or user of the Property; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, purchase, rental, lease, activity conducted on, delivery, insuring, use, operation, improvement, transfer, return or other disposition of the Property or any part thereof or interest therein;
(c) the Rent and all other rentals, receipts or earnings arising from the Property or any part thereof or interest therein; (d) the Lease or any payment made or accrued pursuant thereto; (e) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (f) any contract relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; or (g) otherwise in connection with the transactions contemplated by the Lease.

          The term "Impositions" shall not mean or include the following Taxes, unless such taxes are incurred or increased, directly or indirectly, by actions of the Lessee on or after the date of the Lease (other than actions specifically required of the Lessee under the Lease):

               (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnitee by the United States federal government (other than any taxes imposed by means of withholding at source) that are based on or measured by the net income (including taxes based on capital gains and minimum taxes) of such Person; provided that this
                                                           --------
          clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

               (ii) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are
          (x) imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction to the extent such Indemnitee is organized or otherwise a taxpayer in such jurisdiction without regard to the transactions contemplated by the Lease and (y) based upon or measured by the gross or net income (including any minimum taxes, withholding taxes or taxes on or measured by capital, net worth, excess profits or items of tax preference or taxes that are capital stock, franchise or doing business taxes), except that this clause (ii) shall not apply to (and thus shall not exclude) any such Taxes imposed on a Indemnitee by a state (or any local taxing authority thereof or therein) where the Property is located, possessed or used under the Lease unless the Indemnitee was subject to such tax in such jurisdiction without regard to the transaction contemplated by the Lease and the Lease; provided that this clause (ii) shall not be
                                   --------
          interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

               (iii) any Taxes imposed by the United States federal government by means of withholding at the source if and to the extent that such Taxes are not attributable to a change in applicable Law after the effective date which such Person became Lessor;

               (iv) any Tax to the extent, but only to such extent, it relates to any act, event or omission that occurs, or relates to a period, after the termination of the Lease, except when such termination is the result of the exercise of remedies after a Lease Event of Default occurs, in which case such exclusion shall commence only after the sale of all the Property (but not any Tax or imposition that relates to any period prior to the termination of the Lease);

               (v) any interest, additions to tax or penalties imposed on a Indemnitee as a result of a Indemnitee's failure to file any return or other documents timely and as prescribed by Applicable Law; provided that this clause (v) shall not apply (x) if such interest or penalties arise as a result of a position taken (or requested to be taken) by the Lessee in a contest controlled by the Lessee under Section 27.3(b) of the Lease or (y) if such failure is attributable to a failure by the Lessee to fulfill its obligations under the Lease with respect to any such return;

               (vi) any Taxes imposed upon a Indemnitee with respect to any voluntary transfer, sale, financing or other voluntary disposition of any interest in the Property or any part thereof, or any interest therein (other than any transfer contemplated by the express terms of the Lease, including in connection with (1) the exercise by the Lessee of its purchase option or any termination option or other purchase or sale of the Property by the Lessee, (2) the occurrence of a Lease Event of Default, (3) a Casualty or Condemnation or Environmental Violation affecting the Property, (4) any sublease, modification or addition to the Property by the Lessee, or (5) the expiration of the Lease Term);

               (vii) any Taxes imposed against or payable by a Indemnitee that would not have been imposed but for, the gross negligence or willful misconduct of such Indemnitee;

               (viii) Taxes to the extent resulting from such Indemnitee's failure to comply with the provisions of Section 27.3(b) of the Lease, which failure precludes the ability to conduct a contest pursuant to
          Section 27.3(b) of the Lease (unless such failure is caused by the Lessee's breach of its obligations);

               (ix) Taxes imposed on or with respect to or payable by a Indemnitee resulting from, or that would not have been imposed but for the existence of, any Lien created by or through such Indemnitee or an Affiliate thereof and not caused by acts or omissions of the Lessee, unless required to be removed by the Lessee; and

               (x) Taxes imposed on or with respect to or payable by a Indemnitee that would not have been imposed but for an amendment, supplement, modification, consent or waiver to the Lease not initiated, requested or consented to by the Lessee unless such amendment, supplement, modification, consent or waiver (A) arises due to, or in connection with there having occurred, a Lease Event of Default or (B) is required by the terms of the Lease or is executed in connection with any amendment to the Lease required by law.

          "Improvements" means any improvements to real property.
           ------------

          "Indebtedness" of any Person means, without duplication (a) all
           ------------
indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business pursuant to ordinary terms); (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, to the extent material or non-contingent); (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;
(e) all indebtedness created or arising under any conditional sale or other title retention agreement (including holding title or security under synthetic lease transactions) and including, without duplication, five times the aggregate annual payments to be made on Operating Leases in the next succeeding twelve months, or incurred under any similar financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) all net obligations with respect to Rate Contracts; (h) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (but only to the extent of the lesser of such Indebtedness or the fair market value of the property subject to such Lien); and (i) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

          "Indemnitees" is defined in Section 27.1 of the Lease.
           -----------

          "Insurance Consultant" means AON Risk Services.
           --------------------

          "Insurance Requirements" means all terms and conditions of any
           ----------------------
insurance policy either required by the Lease to be maintained by the Lessee and all requirements of the issuer of any such policy.

          "Land" is defined in the Recitals of the Lease.
           ----

          "Lease" means the Amended and Restated Lease to which this Addendum is
           -----
attached.

          "Lease Default" means any event or condition which, with the lapse of
           -------------
time or the giving of notice, or both, would constitute a Lease Event of Default.

          "Lease Event of Default" is defined in Section 16.1 of the Lease.
           ----------------------

          "Lease Term" is defined in Section 2.2 of the Lease.
           ----------

          "Lessee" means Palm, Inc., a Delaware corporation, and its successors
           ------
and assigns expressly permitted under the Lease.

          "Lessor" means Societe Generale Financial Corporation, a Delaware
           ------
corporation, together with its successors and assigns.

          "Lien" means any mortgage, deed of trust, pledge, security interest,
           ----
encumbrance, lien, easement, servitude or charge of any kind, including, without limitation, any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law.

          "Master Lease" is defined in the Recitals of the Lease.
           ------------

          "Memorandum of Lease" means the Memorandum of Lease and Deed of Trust,
           -------------------
dated as of November 16, 2000, among the Lessor, Lessee and the Trustee, as amended.

          "Modifications" is defined in Section 10.1 of the Lease.
           -------------

          "Net Proceeds" means all amounts received by the Lessor in connection
           ------------
with any Casualty or Condemnation, and all interest earned thereon, less any Impositions arising in connection with such amounts, if any, and less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Lessor is entitled to be reimbursed pursuant to the Lease.

          "Operating Lease" means, with respect to any Person, any leasing or
           ---------------
similar arrangement as which such Person is the obligor or lessee, which is not a Capital Lease.

          "Overdue Rate" means 2%. In the event that the Overdue Rate is in
           ------------
violation of any usury or similar law, then the Overdue Rate shall be reduced to the extent necessary to cause the Overdue Rate to comply with any usury or similar law.

          "Pension Plan" means a "pension plan", as such term is defined in
           ------------
section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Lessee or any corporation, trade or business that is, along with the Lessee, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time since its date of incorporation, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          "Permitted Property Liens" means, with respect to the Property, any of
           ------------------------
the following:

               (i) the respective rights and interests of the parties to the Lease;

               (ii) the rights of any sublessee under a sublease permitted by the terms of the Lease;

               (iii) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 12.1 of the Lease;

               (iv)   Liens arising by operation of law, materialmen's,

          mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 12.1 of the Lease;

               (v) Liens of any of the types referred to in clause (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor have been made), which bonding (or arrangements) shall comply with applicable Requirements of Law, and has effectively stayed any execution or enforcement of such Liens;

               (vi) easements, rights of way and other encumbrances on title to real property pursuant to Section 11.2 of the Lease;

               (vii) Liens described on the title insurance policy delivered with respect to the Property.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or any other entity.

          "Property" is defined in the Recitals of the Lease.
           --------

          "Rate Contracts" means interest rate and currency swap agreements,
           --------------
cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuation in interest or currency exchange rates.

          "RCRA" means the Resource Conservation and Recovery Act of 1976, as
           ----
amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C.
(S)(S) 6901 et seq., or as otherwise amended or modified or any successor statute thereto.

          "Release" means any release, pumping, pouring, emptying, injecting,
           -------
escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Material.

          "Rent" means, collectively, the Basic Rent and the Supplemental Rent,
           ----
in each case payable under the Lease.

          "Requesting Party" is defined in Section 22.1 of the Lease.
           ----------------

          "Requirement of Law" means, as to any Person, (a) the partnership
           ------------------
agreement, certificate of incorporation, bylaws or other organizational or governing documents of such Person, and (b) all statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority affecting the Property, the acquisition of the Property, the Improvements or the demolition, construction, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. (S)(S) 1201 et. seq. and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws and Hazardous Materials Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Property and any easements, licenses or other agreements entered into pursuant to Section 11.2 of the Lease.

          "Responsible Officer" with respect to the Lessee means, in connection
           -------------------
with all financial matters, the Vice President - Treasury, and in connection with all other matters, a Vice President or higher.

          "Significant Condemnation" means (a) a Condemnation that involves a
           ------------------------
taking of the Lessor's entire title to the Land and/or the Improvements, or (b) a Condemnation that in the reasonable, good faith judgment of the Lessor (i) renders the Property unsuitable for continued use as property of the type of the Property immediately prior to such Condemnation, or (b) is so substantial in nature that restoration of the related property to substantially its condition as it existed immediately prior to such Condemnation would be impracticable or impossible.

          "Supplemental Rent" means all amounts, liabilities and obligations
           -----------------
(other than Basic Rent) which the Lessee assumes or agrees to pay to the Lessor or any other Person under the Lease.

          "Taxes" is defined in the definition of "Impositions".
           -----

          "Trustee" means the trustee from time to time named in the Memorandum
           -------
of Lease.

          "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code
           -----------------------       ---
as in effect in any applicable jurisdiction.